UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 24, 2009
Burlington Coat Factory Investments Holdings, Inc. (Exact Name of Registrant As Specified In Charter)
Delaware (State or Other Jurisdiction of Incorporation)	333-137917 (Commission File Number)	20-4663833 (IRS Employer Identification No.)
1830 Route 130 North Burlington, New Jersey 08016 (Address of Principal Executive Offices, including Zip Code)
(609) 387-7800 (Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01	Financial Statements and Exhibits

SIGNATURE

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 19, 2009, the Board of Directors (the “Board”) and the stockholders of Burlington Coat Factory Holdings, Inc. (the “Company”) approved an amendment (the “Plan Amendment”) to the Company’s 2006 Management Incentive Plan (the “Plan”) to increase the number of shares of the Company’s Class A Common Stock and Class L Common Stock that may be delivered in satisfaction of awards under the Plan by 1,006,704 and 111,856, respectively.  A copy of the Plan Amendment is attached as Exhibit 10.1 to this Form 8-K.

On April 24, 2009, the Board approved new forms of (i) Non-Qualified Stock Option Agreements applicable to certain members of executive management (in the form attached to this Form 8-K as Exhibit 10.2) and other members of management (in the form attached to this Form 8-K as Exhibit 10.3), both of which are substantially similar to the preexisting form of Non-Qualified Stock Option Agreement with the exception that the new forms grant options to purchase units of the Company’s securities in two (instead of three) tranches, of which two-thirds of the options granted will be in tranche 1 and one-third will be in tranche 2, whereas previously the options under an award were divided equally among the three tranches; and (ii) Restricted Stock Grant Agreements applicable to certain members of executive management (in the form attached to this Form 8-K as Exhibit 10.4) and other members of management (in the form attached to this Form 8-K as Exhibit 10.5), both of which are substantially similar to the preexisting form of Restricted Stock Agreement except that (i) awards granted under the new agreements vest 50% on the second anniversary of the grant date and 50% on the third anniversary of the grant date (instead of vesting 100% on the first anniversary of the grant date); and (ii) the new agreements contain a mechanism by which recipients of awards granted thereunder may comply with certain of their income tax obligations relating to such awards.

In order to conform outstanding options to the new forms of option agreements described in the preceding paragraph, on April 24, 2009 the Board also approved amendments to (i) certain outstanding option agreements entered into prior to 2007 with members of executive management (in the form attached to this Form 8-K as Exhibit 10.6) and other members of management (in the form attached to this Form 8-K as Exhibit 10.7) which combine tranche 3 of said options with tranche 1 of such options; provided, however, that the options previously in tranche 3 will have the same exercise price as tranche 1 but will commence a new five year vesting period from and after the date of each amendment; and (ii) certain outstanding option agreements entered into after 2006 with members of executive management (in the form attached to this Form 8-K as Exhibit 10.8) and other members of management (in the form attached to this Form 8-K as Exhibit 10.9) to (a) re-price tranche 1 of the options granted thereunder; and (b) combine tranche 3 with tranche 1 as stated.

Item 9.01                      Financial Statements and Exhibits

 (d)

Exhibit No.          Description

10.1	Amendment No. 2 to the Burlington Coat Factory Holdings, Inc. 2006 Management Incentive Plan dated as of March 19, 2009

10.2	Form of Non-Qualified Stock Option Agreement between Burlington Coat Factory Holdings, Inc. and Employees with Employment Agreements

10.3	Form of Non-Qualified Stock Option Agreement between Burlington Coat Factory Holdings, Inc. and Employees without Employment Agreements

10.4	Form of Restricted Stock Grant Agreement between Burlington Coat Factory Holdings, Inc. and Employees with Employment Agreements

10.5	Form of Restricted Stock Grant Agreement between Burlington Coat Factory Holdings, Inc. and Employees without Employment Agreements

10.6	Form of Initial Amendment to Non-Qualified Stock Option Agreement between Burlington Coat Factory Holdings, Inc. and Employees with Employment Agreements

10.7	Form of Initial Amendment to Non-Qualified Stock Option Agreement between Burlington Coat Factory Holdings, Inc. and Employees without Employment Agreements

10.8	Form of Subsequent Amendment to Non-Qualified Stock Option Agreement between Burlington Coat Factory Holdings, Inc. and Employees with Employment Agreements

10.9	Form of Subsequent Amendment to Non-Qualified Stock Option Agreement between Burlington Coat Factory Holdings, Inc. and Employees without Employment Agreements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON COAT FACTORY INVESTMENTS HOLDINGS, INC.

/s/ Paul C. Tang
Paul C. Tang Executive Vice President

Date: April 30, 2009

EXHIBIT INDEX

Exhibit No.          Description

10.1	Amendment No. 2 to the Burlington Coat Factory Holdings, Inc. 2006 Management Incentive Plan dated as of March 19, 2009

10.2	Form of Non-Qualified Stock Option Agreement between Burlington Coat Factory Holdings, Inc. and Employees with Employment Agreements

10.3	Form of Non-Qualified Stock Option Agreement between Burlington Coat Factory Holdings, Inc. and Employees without Employment Agreements

10.4	Form of Restricted Stock Grant Agreement between Burlington Coat Factory Holdings, Inc. and Employees with Employment Agreements

10.5	Form of Restricted Stock Grant Agreement between Burlington Coat Factory Holdings, Inc. and Employees without Employment Agreements

10.6	Form of Initial Amendment to Non-Qualified Stock Option Agreement between Burlington Coat Factory Holdings, Inc. and Employees with Employment Agreements

10.7	Form of Initial Amendment to Non-Qualified Stock Option Agreement between Burlington Coat Factory Holdings, Inc. and Employees without Employment Agreements

10.8	Form of Subsequent Amendment to Non-Qualified Stock Option Agreement between Burlington Coat Factory Holdings, Inc. and Employees with Employment Agreements

10.9	Form of Subsequent Amendment to Non-Qualified Stock Option Agreement between Burlington Coat Factory Holdings, Inc. and Employees without Employment Agreements